UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2011 Semiannual Report to Shareholders

DWS RREEF Global Infrastructure Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
11 Investment Portfolio
14 Statement of Assets and Liabilities
16 Statement of Operations
17 Statement of Changes in Net Assets
18 Financial Highlights
22 Notes to Financial Statements
31 Summary of Management Fee Evaluation by Independent Fee Consultant
35 Account Management Resources
36 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011
Average Annual Total Returns as of 6/30/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	11.21%	35.79%	4.05%	3.62%
Class C	10.88%	34.82%	3.26%	2.83%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	4.81%	27.98%	2.02%	1.60%
Class C (max 1.00% CDSC)	9.88%	34.82%	3.26%	2.83%
No Sales Charges
Class S	11.35%	36.23%	4.30%	3.86%
Institutional Class	11.47%	36.39%	4.30%	3.86%
Dow Jones Brookfield Global Infrastructure Index+	11.84%	35.90%	5.98%	5.98%

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 1.63%, 2.34%, 1.36% and 1.22% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Global Infrastructure Fund — Class A [] Dow Jones Brookfield Global Infrastructure Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* DWS RREEF Global Infrastructure Fund commenced operations on June 24, 2008. Index returns began on June 30, 2008.

+ The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 6/30/11	$10.52	$10.50	$10.50	$10.50
12/31/10	$9.46	$9.47	$9.43	$9.42
Distribution Information: Six Months as of 6/30/11: Income Dividends	$.0002	$.0002	$.0002	$.0002

Lipper Rankings — Specialty/Miscellaneous Funds Category as of 6/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	23	of	76	30
3-Year	13	of	37	35
Class C 1-Year	27	of	76	36
3-Year	16	of	37	43
Class S 1-Year	21	of	76	28
3-Year	11	of	37	29
Institutional Class 1-Year	20	of	76	26
3-Year	10	of	37	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,112.10	$1,108.80	$1,113.50	$1,114.70
Expenses Paid per $1,000*	$7.86	$11.76	$6.55	$6.29
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,017.36	$1,013.64	$1,018.60	$1,018.84
Expenses Paid per $1,000*	$7.50	$11.23	$6.26	$6.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Infrastructure Fund	1.50%	2.25%	1.25%	1.20%

For more information, please refer to the Fund's prospectuses.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	6/30/11	12/31/10

Common Stocks	97%	100%
Cash Equivalents	3%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Utilities	49%	46%
Energy	20%	21%
Industrials	16%	18%
Telecommunication Services	12%	12%
Consumer Discretionary	2%	3%
Financials	1%	—
	100%	100%

Geographical Diversification (As a % of Common Stocks)	6/30/11	12/31/10

United States	41%	42%
United Kingdom	16%	15%
Canada	16%	13%
Australia	10%	7%
Hong Kong	6%	7%
China	3%	1%
Italy	2%	4%
Netherlands	2%	2%
Luxembourg	2%	3%
Singapore	2%	—
Spain	—	4%
Germany	—	1%
Mexico	—	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.
Ten Largest Equity Holdings at June 30, 2011 (56.0% of Net Assets)	Country	Percent
1. National Grid PLC Owns, operates and develops electricity and gas networks	United Kingdom	9.6%
2. TransCanada Corp. Parent company of TransCanada PipeLines Ltd. — owner and operator of natural gas pipelines	Canada	8.8%
3. American Tower Corp. Operator and developer of wireless communications and broadcast towers	United States	6.6%
4. Sempra Energy Provider of electric and natural gas products and services	United States	5.7%
5. Spectra Energy Corp. Transmits, stores, distributes, gathers and processes natural gas	United States	4.9%
6. Enbridge, Inc. Provides energy transportation, distribution and related services	Canada	4.8%
7. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	United States	4.7%
8. NSTAR Provides regulated electric and gas utility services	United States	4.5%
9. APA Group Portfolio of high-pressure gas transmission pipelines	Australia	3.2%
10. China Merchants Holdings International Co., Ltd. Operates container and cargo terminals, port transportation and airport cargo handling	Hong Kong	3.2%

Portfolio holdings are subject to change

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 96.9%
Australia 9.9%
APA Group	1,089,243	4,760,124
DUET Group	762,000	1,391,606
Macquarie Atlas Roads Group*	1,380,622	2,603,879
MAP Group	862,000	3,099,986
Transurban Group	485,000	2,730,848
(Cost $12,716,721)		14,586,443
Canada 15.5%
Enbridge, Inc.	219,464	7,136,079
TransCanada Corp.	296,750	13,030,600
Westshore Terminals Investment Corp. (Units)	110,200	2,726,292
(Cost $16,885,878)		22,892,971
China 2.8%
ENN Energy Holdings Ltd.	854,000	2,908,348
Shenzhen Expressway Co., Ltd. "H"	2,100,000	1,187,449
(Cost $4,029,519)		4,095,797
Hong Kong 5.4%
China Gas Holdings Ltd.	8,342,000	3,314,544
China Merchants Holdings International Co., Ltd.	1,200,000	4,666,655
(Cost $7,732,949)		7,981,199
Italy 2.5%
Snam Rete Gas SpA (Cost $3,152,188)	608,200	3,600,555
Luxembourg 1.9%
SES "A" (FDR) (Cost $2,782,393)	101,900	2,858,626
Netherlands 2.0%
Koninklijke Vopak NV (Cost $2,838,314)	60,000	2,940,198
Singapore 1.7%
Hutchison Port Holdings Trust (Units)* (Cost $2,367,075)	3,000,000	2,539,236
United Kingdom 15.6%
HICL Infrastructure Co., Ltd.	870,000	1,604,232
National Grid PLC	1,444,359	14,213,511
Northumbrian Water Group PLC	442,800	2,951,861
Severn Trent PLC	176,000	4,155,471
(Cost $20,411,472)		22,925,075
United States 39.6%
AGL Resources, Inc.	68,000	2,768,280
American Tower Corp. "A"*	184,725	9,666,659
American Water Works Co., Inc.	97,350	2,866,958
CenterPoint Energy, Inc.	222,000	4,295,700
Crown Castle International Corp.*	168,650	6,879,233
ITC Holdings Corp.	35,450	2,544,247
NorthWestern Corp.	45,400	1,503,194
NSTAR	142,900	6,570,542
Sempra Energy	158,088	8,359,693
Southern Union Co.	35,850	1,439,378
Spectra Energy Corp.	261,700	7,173,197
WGL Holdings, Inc.	110,200	4,241,597
(Cost $51,123,277)		58,308,678
Total Common Stocks (Cost $124,039,786)		142,728,778

Cash Equivalents 2.8%
Central Cash Management Fund, 0.11% (a) (Cost $4,052,156)	4,052,156	4,052,156

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $128,091,942)+	99.7	146,780,934
Other Assets and Liabilities, Net	0.3	505,240
Net Assets	100.0	147,286,174

* Non-income producing security.

+ The cost for federal income tax purposes was $131,763,258. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $15,017,676. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,003,800 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,986,124.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

FDR: Fiduciary Depositary Receipt

As of June 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	5,460,052	AUD	5,200,000	7/5/2011	120,329	HSBC Bank USA
USD	5,601,766	EUR	3,900,000	7/15/2011	13,261	HSBC Bank USA
Total unrealized appreciation					133,590

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	5,696,730	EUR	3,900,000	7/5/2011	(32,563)	HSBC Bank USA
AUD	5,200,000	USD	5,514,080	7/5/2011	(66,301)	HSBC Bank USA
EUR	3,900,000	USD	5,590,650	7/5/2011	(73,517)	HSBC Bank USA
AUD	5,200,000	USD	5,453,760	7/15/2011	(119,557)	HSBC Bank USA
Total unrealized depreciation					(291,938)

Currency Abbreviations
AUD Australian Dollar EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$14,586,443	$—	$14,586,443
Canada	22,892,971	—	—	22,892,971
China	—	4,095,797	—	4,095,797
Hong Kong	—	7,981,199	—	7,981,199
Italy	—	3,600,555	—	3,600,555
Luxembourg	—	2,858,626	—	2,858,626
Netherlands	—	2,940,198	—	2,940,198
Singapore	—	2,539,236	—	2,539,236
United Kingdom	—	22,925,075	—	22,925,075
United States	58,308,678	—	—	58,308,678
Short-Term Investments	4,052,156	—	—	4,052,156
Derivatives (b)	—	133,590	—	133,590
Total	$85,253,805	$61,660,719	$—	$146,914,524
Liabilities
Derivatives (b)	$—	$(291,938)	$—	$(291,938)
Total	$—	$(291,938)	$—	$(291,938)

There have been no transfers between Level 1 and Level 2 fair value measurements during the six months ended June 30, 2011.

(b) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $124,039,786)	$142,728,778
Investment in Central Cash Management Fund (cost $4,052,156)	4,052,156
Total investments in securities, at value (cost $128,091,942)	146,780,934
Cash	91,930
Foreign currency, at value (cost $138,783)	199,784
Receivable for investments sold	2,661,331
Receivable for Fund shares sold	1,266,101
Dividends receivable	1,222,857
Interest receivable	240
Unrealized appreciation on forward foreign currency exchange contracts	133,590
Foreign taxes recoverable	5,118
Due from Advisor	1,336
Other assets	45,991
Total assets	152,409,212
Liabilities
Payable for investments purchased	4,451,704
Payable for Fund shares redeemed	150,567
Unrealized depreciation on forward foreign currency exchange contracts	291,938
Accrued management fee	102,403
Other accrued expenses and payables	126,426
Total liabilities	5,123,038
Net assets, at value	$147,286,174
Net Assets Consist of
Accumulated distributions in excess of net investment income	(21,297)
Net unrealized appreciation (depreciation) on: Investments	18,688,992
Foreign currency	(104,515)
Accumulated net realized gain (loss)	3,800,395
Paid-in capital	124,922,599
Net assets, at value	$147,286,174

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of June 30, 2011 (Unaudited) (continued)
Net Asset Value:
Class A Net Asset Value and redemption price(a) per share ($26,236,600 ÷ 2,493,333 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$10.52
Maximum offering price per share (100 ÷ 94.25 of $10.52)	$11.16
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,206,715 ÷ 1,638,389 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$10.50
Class S Net Asset Value, offering and redemption price(a) per share ($17,477,710 ÷ 1,664,239 outstanding shares of capital stock, $.01 par value,100,000,000 shares authorized)	$10.50
Institutional Class Net Asset Value, offering and redemption price(a) per share ($86,365,149 ÷ 8,226,912 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$10.50

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $225,219)	$2,391,956
Interest	3,793
Income distributions — Central Cash Management Fund	863
Total income	2,396,612
Expenses: Management fee	569,442
Administration fee	63,271
Services to shareholders	41,737
Distribution and service fees	109,607
Custodian fee	26,562
Professional fees	44,616
Reports to shareholders	12,536
Registration fees	18,481
Directors' fees and expenses	4,288
Other	15,629
Total expenses before expense reductions	906,169
Expense reductions	(22,395)
Total expenses after expense reductions	883,774
Net investment income (loss)	1,512,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,132,630
Foreign currency	36,256
14,168,886
Change in net unrealized appreciation (depreciation) on: Investments	(1,780,826)
Foreign currency	(121,878)
(1,902,704)
Net gain (loss)	12,266,182
Net increase (decrease) in net assets resulting from operations	$13,779,020

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$1,512,838	$1,959,032
Net realized gain (loss)	14,168,886	5,342,020
Change in net unrealized appreciation (depreciation)	(1,902,704)	5,141,080
Net increase (decrease) in net assets resulting from operations	13,779,020	12,442,132
Distributions to shareholders from Net investment income: Class A	(495)	(712,562)
Class C	(327)	(342,173)
Class S	(282)	(461,487)
Institutional Class	(1,612)	(1,900,034)
Total distributions	(2,716)	(3,416,256)
Fund share transactions: Proceeds from shares sold	35,678,831	33,692,176
Reinvestment of distributions	2,160	2,576,987
Payments for shares redeemed	(13,905,033)	(31,615,676)
Redemption fees	122	4,424
Net increase (decrease) in net assets from Fund share transactions	21,776,080	4,657,911
Increase (decrease) in net assets	35,552,384	13,683,787
Net assets at beginning of period	111,733,790	98,050,003
Net assets at end of period (including accumulated distributions in excess of net investment income of $21,297 and $1,531,419, respectively)	$147,286,174	$111,733,790

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Six Months Ended 6/30/11 (Unaudited)		Years Ended December 31,				Period Ended 12/31/08a
Class A			2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.46		$8.70		$6.90		$10.00
Income (loss) from investment operations: Net investment incomeb	.11		.16		.18		.04
Net realized and unrealized gain (loss)	.95		.89		1.80		(3.11)
Total from investment operations	1.06		1.05		1.98		(3.07)
Less distributions from: Net investment income	(.00	)***	(.29)		(.18)		(.03)
Redemption fees	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$10.52		$9.46		$8.70		$6.90
Total Return (%)c,d	11.21	**	12.14		28.76		(30.69	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		24		29		19
Ratio of expenses before expense reductions (%)	1.60	*	1.63		1.94		2.18	*
Ratio of expenses after expense reductions (%)	1.50	*	1.50		1.51		1.51	*
Ratio of net investment income (%)	2.28	*	1.87		2.39		.93	*
Portfolio turnover rate (%)	137	**	159		232		243	**
a For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Six Months Ended 6/30/11 (Unaudited)		Years Ended December 31,				Period Ended 12/31/08a
Class C			2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.47		$8.71		$6.90		$10.00
Income (loss) from investment operations: Net investment incomeb	.08		.10		.12		.00	***
Net realized and unrealized gain (loss)	.95		.88		1.79		(3.10)
Total from investment operations	1.03		.98		1.91		(3.10)
Less distributions from: Net investment income	(.00	)***	(.22)		(.10)		(.00	)***
Redemption fees	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$10.50		$9.47		$8.71		$6.90
Total Return (%)c,d	10.88	**	11.26		27.90		(31.06	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		15		17		13
Ratio of expenses before expense reductions (%)	2.31	*	2.34		2.69		2.96	*
Ratio of expenses after expense reductions (%)	2.25	*	2.25		2.26		2.26	*
Ratio of net investment income (%)	1.53	*	1.12		1.64		.18	*
Portfolio turnover rate (%)	137	**	159		232		243	**
a For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Six Months Ended 6/30/11 (Unaudited)		Years Ended December 31,				Period Ended 12/31/08a
Class S			2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.43		$8.67		$6.90		$10.00
Income (loss) from investment operations: Net investment incomeb	.13		.19		.19		.05
Net realized and unrealized gain (loss)	.94		.88		1.80		(3.11)
Total from investment operations	1.07		1.07		1.99		(3.06)
Less distributions from: Net investment income	(.00	)***	(.31)		(.22)		(.04)
Redemption fees	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$10.50		$9.43		$8.67		$6.90
Total Return (%)c	11.35	**	12.46		29.16		(30.70	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		14		17		9
Ratio of expenses before expense reductions (%)	1.33	*	1.36		1.71		1.94	*
Ratio of expenses after expense reductions (%)	1.25	*	1.25		1.26		1.26	*
Ratio of net investment income (%)	2.53	*	2.12		2.64		1.18	*
Portfolio turnover rate (%)	137	**	159		232		243	**
a For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Six Months Ended 6/30/11 (Unaudited)		Years Ended December 31,				Period Ended 12/31/08a
Institutional Class			2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.42		$8.66		$6.89		$10.00
Income (loss) from investment operations: Net investment incomeb	.13		.19		.19		.05
Net realized and unrealized gain (loss)	.95		.88		1.80		(3.12)
Total from investment operations	1.08		1.07		1.99		(3.07)
Less distributions from: Net investment income	(.00	)***	(.31)		(.22)		(.04)
Redemption fees	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$10.50		$9.42		$8.66		$6.89
Total Return (%)	11.47	**	12.47		29.20	c	(30.79	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86		59		36		18
Ratio of expenses before expense reductions (%)	1.20	*	1.22		1.59		1.85	*
Ratio of expenses after expense reductions (%)	1.20	*	1.22		1.26		1.26	*
Ratio of net investment income (%)	2.59	*	2.15		2.64		1.17	*
Portfolio turnover rate (%)	137	**	159		232		243	**
a For the period from June 24, 2008 (commencement of operations) to December 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF Global Infrastructure Fund (the "Fund") is a series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end non-diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $8,080,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss); and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the current value of the forward currency contracts, to the extent that this amount is beneficial to the Fund. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $16,558,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $16,759,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$133,590

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(291,938)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in portfolio earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$111,215

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$(158,348)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $195,263,168 and $176,288,103, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and Deutsche Alternative Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. Under the supervision of the Board of Directors, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.25%

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $63,271, of which $11,378 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2011
Class A	$7,139	$7,139	$—
Class C	2,366	2,366	—
Class S	1,554	1,554	—
Institutional Class	477	—	176
	$11,536	$11,059	$176

In addition, for the six months ended June 30, 2011, the Advisor reimbursed the Fund $4,102 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended June 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2011
Class C	$60,013	$10,404

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the six months ended June 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Class A	$29,602	$4,817	.20%
Class C	19,992	2,417	.22%
	$49,594	$7,234

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2011 aggregated $6,346.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the the six months ended June 30, 2011, the CDSC for Class C shares aggregated $222. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,131, of which $642 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2011, DWS Alternative Asset Allocation Plus Fund and DWS Select Alternative Allocation Fund held approximately 36% and 19%, respectively, of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	402,332	$4,063,761	513,754	$4,600,301
Class C	173,219	1,737,679	146,839	1,317,282
Class S	692,657	6,963,905	857,899	7,575,442
Institutional Class	2,296,802	22,913,486	2,335,455	20,199,151
		$35,678,831		$33,692,176
Shares issued to shareholders in reinvestment of distributions
Class A	34	$350	50,063	$464,086
Class C	10	105	11,705	108,625
Class S	9	93	11,294	104,242
Institutional Class	159	1,612	205,854	1,900,034
		$2,160		$2,576,987
Shares redeemed
Class A	(430,933)	$(4,329,268)	(1,330,842)	$(11,744,821)
Class C	(137,076)	(1,360,207)	(487,931)	(4,253,971)
Class S	(519,213)	(5,207,648)	(1,313,650)	(11,577,677)
Institutional Class	(297,457)	(3,007,910)	(451,980)	(4,039,207)
		$(13,905,033)		$(31,615,676)
Redemption fees		$122		$4,424
Net increase (decrease)
Class A	(28,567)	$(265,157)	(767,025)	$(6,679,491)
Class C	36,153	377,577	(329,387)	(2,828,064)
Class S	173,453	1,756,472	(444,457)	(3,894,532)
Institutional Class	1,999,504	19,907,188	2,089,329	18,059,998
		$21,776,080		$4,657,911

H. Global Infrastructure Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies will have a significant impact on the fund's performance. In particular, infrastructure-related companies can be affected by general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLCX	TOLSX	TOLIX
CUSIP Number	233379718	233379726	233379692	233379734
Fund Number	456	756	2156	1456

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2011